Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Calpine Generating Company, LLC and CalGen Finance Corp. on Form 10-Q for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, based upon a review of the Report:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Scott J. Davido Scott J. Davido	/s/ Charles B. Clark, Jr. Charles B. Clark, Jr.
President and Corporate Secretary	Chief Financial Officer and Treasurer
Dated: December 14, 2006
A signed original of this written statement required by Section 906 has been provided to Calpine Generating Company, LLC and will be retained by Calpine Generating Company, LLC and furnished to the Securities and Exchange Commission or its staff upon request.

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